                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
            TWELVE-MONTH DIVIDEND HISTORY       7
                         ASSET ALLOCATION       7
                      COUPON DISTRIBUTION       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      17
            NOTES TO FINANCIAL STATEMENTS      23
           REPORT OF INDEPENDENT AUDITORS      34

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      35
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36
          TRUSTEE AND OFFICER INFORMATION      37

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.60
Dec 00                                                                            1.10
Mar 01                                                                           -0.60
Jun 01                                                                           -1.60
Sep 01                                                                           -0.30
Dec 01                                                                            2.70
Mar 02                                                                            5.00
Jun 02                                                                            1.30
Sep 02                                                                            3.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(September 30, 1992--September 30, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   LEHMAN BROTHERS MUTUAL FUND
                                                                                                  GOVERNMENT/MORTGAGE INDEX IS A
                                                                                                   BROAD-BASED, UNMANAGED INDEX
                                                                                                   COMPRISED OF U.S. GOVERNMENT
                                                                                                  TREASURY SECURITIES AND AGENCY
                                                                 GOVERNMENT SECURITIES FUND        MORTGAGE-BACKED SECURITIES.*
                                                                 --------------------------       ------------------------------
9/92                                                                       9528.00                           10000.00
                                                                           9586.00                           10029.00
                                                                           9924.00                           10425.00
                                                                          10166.00                           10688.00
9/93                                                                      10372.00                           10949.00
                                                                          10367.00                           10959.00
                                                                          10003.00                           10655.00
                                                                           9873.00                           10555.00
9/94                                                                       9887.00                           10616.00
                                                                           9926.00                           10656.00
                                                                          10430.00                           11177.00
                                                                          10951.00                           11832.00
9/95                                                                      11117.00                           12055.00
                                                                          11591.00                           12554.00
                                                                          11327.00                           12350.00
                                                                          11322.00                           12423.00
9/96                                                                      11488.00                           12648.00
                                                                          11810.00                           13016.00
                                                                          11720.00                           12954.00
                                                                          12125.00                           13419.00
9/97                                                                      12512.00                           13848.00
                                                                          12893.00                           14258.00
                                                                          13063.00                           14480.00
                                                                          13314.00                           14810.00
9/98                                                                      14003.00                           15461.00
                                                                          13961.00                           15501.00
                                                                          13823.00                           15431.00
                                                                          13546.00                           15324.00
9/99                                                                      13624.00                           15444.00
                                                                          13539.00                           15416.00
                                                                          13902.00                           15797.00
                                                                          14121.00                           16096.00
9/00                                                                      14514.00                           16577.00
                                                                          15185.00                           17316.00
                                                                          15529.00                           17768.00
                                                                          15495.00                           17835.00
9/01                                                                      16266.00                           18699.00
                                                                          16225.00                           18652.00
                                                                          16205.00                           18689.00
                                                                          16871.00                           19426.00
9/02                                                                      17691.00                           20316.00

This chart compares your fund's performance to that of the Lehman Brothers Mutual Fund Government/ Mortgage Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Lehman Brothers

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                       A SHARES   B SHARES     C SHARES
---------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    8.76%      7.81%        7.84%
---------------------------------------------------------------------------
One-year total return(2)                  3.59%      3.81%        6.84%
---------------------------------------------------------------------------
Five-year average annual total
return(2)                                 6.14%      6.12%        6.35%
---------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.87%      5.91%(3)       N/A
---------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.85%      6.11%(3)     5.40%
---------------------------------------------------------------------------
Commencement date                      07/16/84   12/20/91     03/10/93
---------------------------------------------------------------------------
Distribution Rate(4)                      4.02%      3.52%        3.53%
---------------------------------------------------------------------------
SEC Yield(5)                              4.29%      3.77%        3.79%
---------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended September 30, 2002)
[BAR GRAPH]

                                                                         DIVIDENDS                   SPECIAL INCOME DIVIDENDS
                                                                         ---------                   ------------------------
10/01                                                                      0.0425
11/01                                                                      0.0425
12/01                                                                      0.0425                             0.0275
1/02                                                                       0.0425
2/02                                                                       0.0380
3/02                                                                       0.0380
4/02                                                                       0.0380
5/02                                                                       0.0380
6/02                                                                       0.0380
7/02                                                                       0.0380
8/02                                                                       0.0380
9/02                                                                       0.0380

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2002                 SEPTEMBER 30, 2001
                                                                     ------------------                 ------------------
U.S. Treasuries                                                            55.00                              39.00
FNMA                                                                       33.00                              31.00
GNMA                                                                        7.00                              10.00
FHLMC                                                                       5.00                              18.00
FHL Bank                                                                    0.00                               2.00

COUPON DISTRIBUTION

(as a percentage of long-term investments--September 30, 2002)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    2.7
6-6.9%                                                                           34.9
7-7.9%                                                                           25.1
8-8.9%                                                                           16.9
9-9.9%                                                                           11.7
10% or more                                                                       8.7

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN GOVERNMENT SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The first half of the period saw
investors wavering between expectations of economic recovery and continued economic malaise. The Federal Reserve Bank moved to head off imminent recession by lowering the federal funds target interest rate three times over the course of the six months. With that rate at historic lows, many expected the economy to regain traction. These expectations translated to higher Treasury yields, which generally rose across the curve well into March.

    Market sentiment turned decidedly negative in the second half of the period. The economic indicators that had been giving mixed to positive signals moved into negative territory in March, and from then to the end of the period the bulk of the economic news was weaker than expected. Bad news on the economy, coupled with a string of corporate-governance scandals, served to undermine investor sentiment further. Investors fled to the relative safety of Treasuries, in the process bidding their yields down to levels not seen in decades. In all, Treasuries were the strongest performers in the U.S. bond market during the period.

    Mortgage-backed securities (MBSs) also enjoyed relatively strong performance as a group, benefiting from investors' appetite for high-quality securities with a yield advantage over Treasuries. The sector's performance over the period waned somewhat when the general level of volatility began to rise. Volatility is usually a danger to MBS investors because it raises the likelihood of investors experiencing earlier-than-expected mortgage prepayments. As a result, MBS yields tend to rise relative to Treasury yields in periods of rising volatility such as we saw from September through November, and again from May through the end of the period. Conversely, yields fell during the relatively calm period from November through May.

    Agency securities also gained during the general flight to quality. This proved especially true of shorter-duration securities, which were especially popular with conservative investors unwilling to take on the interest-rate risk of longer-term securities.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe to be an attractive level of income, as its monthly dividend of $0.0380 per Class A share translates to a distribution rate of 4.02 percent based on the fund's maximum offering price as of September 30, 2002. For the 12-month period ended September 30, 2002, the fund generated a total return of 8.76 percent. By comparison, the Lehman Brothers Mutual Fund Government/Mortgage Index returned 8.64 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Mutual Fund Government/Mortgage Index is a broad-based, unmanaged index comprised of U.S. government Treasury securities and agency mortgage-backed securities. Index returns do not include sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S PERFORMANCE?

A   The fund's performance benefited
from strong interest-rate management. Through this strategy we were able to protect the fund from adverse changes in interest rates in late 2001 and into 2002. In the latter part of the reporting period we began a process of reducing the fund's sensitivity to interest-rate changes as, once again, we found interest-rate levels to be too low relative to our outlook for the economy.

    Within the MBS market, our strategy of adjusting the fund's coupon profile downward in keeping with the general trend in interest rates also helped the fund's performance. The fund's asset allocation balance between MBSs and Treasuries was also a net positive for returns.

Q   WHAT STRATEGIES DID YOU
    USE IN MANAGING THE FUND IN THIS ENVIRONMENT?

A   Our strategy continued to focus
on keeping the portfolio fairly evenly balanced between Treasury and MBS securities, with a small exposure to agency bonds. This structure ensures that the fund retains some sensitivity to changes in interest rates while also providing investors a yield advantage over a pure Treasury portfolio. As always, we maintained an extremely high-quality credit risk profile.

    One of our most important strategies during the period was to adjust the portfolio's interest-rate exposure gradually to take advantage of broad interest-rate trends. We kept the portfolio's duration short in the initial months of the period to protect shareholders from rising interest rates. Then, early in 2002, we moved the portfolio to a more neutral stance relative to its benchmark, to take advantage of declining interest rates. As investors turned negative on the economy in the summer, our analysis indicated that the market was generally pricing in unreasonably negative assumptions about economic growth in the future. As a result, we moved to reduce the portfolio's duration incrementally through a series of strategically timed sales that took advantage of falling interest rates.

    We also managed the fund's exposure to various points of the yield curve. Our analysis early in the period indicated that the intermediate portion of the curve was the site of some of the most significant mispricings in the market. Specifically, we believed the short-to-intermediate part of the curve to be overvalued. We therefore sold some of the fund's holdings of five-year paper, to capture strong price performance, and redeployed the assets elsewhere.

    Our strategy within the MBS market during the period was unchanged: to gather yield while attempting to minimize price volatility. We did this by balancing the portfolio between two classes of securities having what we believed to be a relatively low risk of prepayments. The first class consisted of bonds with coupons at or below current market rates, and thus little inherent incentive for borrowers to refinance. The second class consisted of older securities with very high coupons that were also unlikely to experience unduly high prepayments because of the age of the underlying loans. While we maintained this general structure, we kept the portfolio responsive to falling interest rates by adjusting its MBS holdings to lower-coupon bonds.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKETS IN THE COMING MONTHS?

A   Our outlook remains as it has
been for most of the past year. Economic activity is likely to pick up at some point, though it is of course impossible to say when. That said, with long-bond yields at 30-year lows the likelihood of an impending turn in the cycle is higher than it has been. We will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying its debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. Such bonds are issued to finance essential government projects, such as highways and schools.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE
            ASSET BACKED SECURITIES  0.0%
$      11   PacificAmerica Home Equity
            Loan (Variable Rate Coupon)...      2.074%         12/25/27         $       11,401
                                                                                --------------

            COLLATERALIZED MORTGAGE OBLIGATIONS  4.1%
   26,454   Federal Home Loan Mortgage
            Corp. ........................      5.500    04/15/15 to 06/15/15       26,985,954
    1,785   Federal National Mortgage
            Association 15 Year Pools
            (REMIC) (a)...................      2.290          03/25/09              1,806,257
   20,250   Federal National Mortgage
            Association 15 Year Pools.....      6.022          11/25/10             22,794,923
    9,700   Federal National Mortgage
            Association 30 Year Pools.....      6.000          02/25/22             10,018,445
    9,160   Government National Mortgage
            Association 30 Year Pools.....      5.500          02/16/23              9,324,956
                                                                                --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS........................       70,930,535
                                                                                --------------

            MORTGAGE BACKED SECURITIES  26.5%
    5,411   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools......      6.000    04/01/29 to 06/01/31        5,575,693
    4,209   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools......      6.500    02/01/26 to 05/01/26        4,388,168
   13,935   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools......      7.500    01/01/22 to 11/01/30       14,719,706
      423   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools......      8.000    07/01/24 to 09/01/24          455,435
        0   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year Pools..     11.000          02/01/14                    213
    9,812   Federal National Mortgage
            Association 15 Year Dwarf
            Pools.........................      6.000    01/01/09 to 07/01/14       10,303,197
    8,108   Federal National Mortgage
            Association 15 Year Dwarf
            Pools.........................      6.500    12/01/07 to 06/01/12        8,525,870

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$   2,200   Federal National Mortgage
            Association 15 Year Dwarf
            Pools.........................      7.000%   08/01/14 to 07/01/15   $    2,328,440
    8,579   Federal National Mortgage
            Association 15 Year Dwarf
            Pools.........................      7.500    01/01/07 to 05/01/15        9,123,725
       15   Federal National Mortgage
            Association 20 Year Pools.....      7.500          06/01/21                 15,740
   32,868   Federal National Mortgage
            Association 30 Year Pools.....      6.000    02/01/28 to 07/01/29       33,884,252
   65,366   Federal National Mortgage
            Association 30 Year Pools.....      6.500    05/01/23 to 07/01/29       67,928,910
    1,578   Federal National Mortgage
            Association 30 Year Pools.....      7.000          02/01/31              1,649,117
  187,677   Federal National Mortgage
            Association 30 Year Pools.....      7.500    03/01/22 to 09/01/32      198,251,735
       25   Federal National Mortgage
            Association 30 Year Pools.....      8.000    09/01/24 to 11/01/24           27,183
      284   Federal National Mortgage
            Association 30 Year Pools
            (FHA/VA)......................      8.500    01/01/22 to 09/01/24          308,324
       58   Federal National Mortgage
            Association 30 Year Pools.....     11.500    02/01/15 to 05/01/19           67,603
      953   Federal National Mortgage
            Association 30 Year Pools.....     12.000    03/01/13 to 01/01/16        1,114,178
    5,242   Government National Mortgage
            Association 30 Year Pools.....      6.000          12/15/28              5,450,111
   18,427   Government National Mortgage
            Association 30 Year Pools.....      6.500    06/15/23 to 02/15/29       19,270,873
   23,640   Government National Mortgage
            Association 30 Year Pools.....      7.000    12/15/22 to 12/15/27       24,914,369
   17,924   Government National Mortgage
            Association 30 Year Pools.....      7.500    02/15/07 to 08/15/28       19,152,541
   12,322   Government National Mortgage
            Association 30 Year Pools.....      8.000    07/15/07 to 10/15/25       13,394,097
    6,981   Government National Mortgage
            Association 30 Year Pools.....      8.500    09/15/04 to 12/15/21        7,668,182
    2,926   Government National Mortgage
            Association 30 Year Pools.....      9.000    12/15/17 to 12/15/19        3,257,327
       32   Government National Mortgage
            Association 30 Year Pools.....     11.000    01/15/10 to 11/15/20           37,040
    1,290   Government National Mortgage
            Association 30 Year Pools.....     12.000    06/15/11 to 06/15/15        1,534,443

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$     630   Government National Mortgage
            Association 30 Year Pools.....     12.500%   05/15/10 to 11/15/15   $      754,739
    1,649   Government National Mortgage
            Association II 30 Year
            Pools.........................      6.000          04/20/29              1,706,541
                                                                                --------------
            TOTAL MORTGAGE BACKED SECURITIES.................................      455,807,752
                                                                                --------------

            UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  7.8%
      500   Federal Home Loan Mortgage
            Corp. Pools...................      5.750          07/15/03                516,530
   24,600   Federal Home Loan Mortgage
            Corp. Pools...................      7.375          05/15/03             25,490,348
   35,000   Federal National Mortgage
            Association Pools.............      6.250          05/15/29             39,360,510
    3,800   Federal National Mortgage
            Association Pools.............      6.625          11/15/30              4,478,365
   50,600   Federal National Mortgage
            Association Pools.............      7.250          05/15/30             63,909,014
                                                                                --------------
            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS................      133,754,767
                                                                                --------------

            UNITED STATES TREASURY OBLIGATIONS  45.8%
    3,500   United States Treasury
            Bonds.........................      7.625          02/15/25              4,861,038
   48,600   United States Treasury Bonds
            (a)...........................      8.000          11/15/21             68,734,834
   72,000   United States Treasury Bonds
            (a)...........................      8.125          08/15/19            101,767,536
    6,000   United States Treasury
            Bonds.........................      8.125          08/15/21              8,567,112
    1,000   United States Treasury Bonds
            (a)...........................      8.750          05/15/17              1,465,821
   28,000   United States Treasury
            Bonds.........................      8.750          08/15/20             41,944,224
   33,200   United States Treasury Bonds
            (a)...........................      9.000          11/15/18             50,183,892
   34,000   United States Treasury Bonds
            (a)...........................      9.250          02/15/16             51,158,066
   52,200   United States Treasury Bonds
            (a)...........................      9.375          02/15/06             64,348,767
    7,000   United States Treasury Bonds
            (a)...........................     10.375          11/15/12              9,480,905
    1,500   United States Treasury Bonds
            (a)...........................     10.750          02/15/03              1,551,681
   59,600   United States Treasury
            Bonds.........................     10.750          05/15/03             63,034,033
   10,000   United States Treasury Bonds
            (a)...........................     10.750          08/15/05             12,436,720

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE
            UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$  12,500   United States Treasury
            Bonds.........................     11.125%         08/15/03         $   13,547,862
    5,500   United States Treasury Bonds
            (a)...........................     11.625          11/15/04              6,627,505
   11,000   United States Treasury Bonds
            (a)...........................     12.000          08/15/13             16,248,210
   27,350   United States Treasury Notes
            (a)...........................      6.000          08/15/09             32,032,621
  139,900   United States Treasury Notes
            (a)...........................      6.250          02/15/03            142,386,583
   23,100   United States Treasury Notes
            (a)...........................      6.500          10/15/06             26,747,282
    8,250   United States Treasury
            Notes.........................      6.500          02/15/10              9,958,657
   11,500   United States Treasury Notes
            (a)...........................      6.625          05/15/07             13,544,850
   41,900   United States Treasury Notes
            (a)...........................      6.750          05/15/05             47,054,035
    1,000   United States Treasury Notes
            (STRIPS) (b)..................          *          05/15/11                719,178
                                                                                --------------
            TOTAL UNITED STATES TREASURY OBLIGATIONS.........................      788,401,412
                                                                                --------------
TOTAL LONG-TERM INVESTMENTS  84.2%
  (Cost $1,340,506,487)......................................................    1,448,905,867


REPURCHASE AGREEMENT  14.6%
UBS Securities ($250,444,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/30/02, to be sold on 10/01/02 at $250,457,009)
  (Cost $250,444,000)........................................................      250,444,000
                                                                                --------------
TOTAL INVESTMENTS  98.8%
  (Cost $1,590,950,487)......................................................    1,699,349,867
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..................................       20,066,322
                                                                                --------------

NET ASSETS  100.0%...........................................................   $1,719,416,189
                                                                                ==============

*  Zero coupon bond.

(a) Assets segregated as collateral for open futures and forward transactions.

(b) Interest only strip.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs
REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments, including repurchase agreement of
  $250,444,000 (Cost $1,590,950,487)........................  $1,699,349,867
Receivables:
  Interest..................................................      17,573,665
  Fund Shares Sold..........................................       8,441,440
Forward Commitments.........................................       1,438,172
Other.......................................................         317,236
                                                              --------------
    Total Assets............................................   1,727,120,380
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       2,127,198
  Income Distributions......................................       1,804,713
  Distributor and Affiliates................................       1,066,681
  Investment Advisory Fee...................................         738,981
  Variation Margin on Futures...............................         577,472
  Custodian Bank............................................         320,079
Accrued Expenses............................................         628,605
Trustees' Deferred Compensation and Retirement Plans........         440,462
                                                              --------------
    Total Liabilities.......................................       7,704,191
                                                              --------------
NET ASSETS..................................................  $1,719,416,189
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,801,972,026
Net Unrealized Appreciation.................................     104,935,132
Accumulated Undistributed Net Investment Income.............     (15,954,811)
Accumulated Net Realized Loss...............................    (171,536,158)
                                                              --------------
NET ASSETS..................................................  $1,719,416,189
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,467,902,997 and 136,067,632 shares of
    beneficial interest issued and outstanding).............  $        10.79
    Maximum sales charge (4.75%* of offering price).........             .54
                                                              --------------
    Maximum offering price to public........................  $        11.33
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $203,018,711 and 18,873,985 shares of
    beneficial interest issued and outstanding).............  $        10.76
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $48,494,481 and 4,520,778 shares of
    beneficial interest issued and outstanding).............  $        10.73
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $ 69,638,820
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,924,619
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,282,935, $1,234,717 and $280,117,
  respectively).............................................     4,797,769
Shareholder Services........................................     2,154,162
Custody.....................................................       195,267
Legal.......................................................        53,774
Trustees' Fees and Related Expenses.........................        33,574
Other.......................................................       686,581
                                                              ------------
    Total Expenses..........................................    15,845,746
    Less Credits Earned on Cash Balances....................        35,207
                                                              ------------
    Net Expenses............................................    15,810,539
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 53,828,281
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 30,055,392
  Futures...................................................     8,268,282
  Forward Commitments.......................................    21,883,715
                                                              ------------
Net Realized Gain...........................................    60,207,389
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    89,407,587
                                                              ------------
  End of the Period:
    Investments.............................................   108,399,380
    Futures.................................................    (3,724,041)
    Forward Commitments.....................................       259,793
                                                              ------------
                                                               104,935,132
                                                              ------------
Net Unrealized Appreciation During the Period...............    15,527,545
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 75,734,934
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $129,563,215
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $   53,828,281        $   78,495,845
Net Realized Gain..............................       60,207,389            12,896,537
Net Unrealized Appreciation During the
  Period.......................................       15,527,545            73,567,948
                                                  --------------        --------------
Change in Net Assets from Operations...........      129,563,215           164,960,330
                                                  --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...............................      (64,642,835)          (69,265,808)
  Class B Shares...............................       (5,029,167)           (3,409,433)
  Class C Shares...............................       (1,148,315)             (960,268)
                                                  --------------        --------------
Total Distributions............................      (70,820,317)          (73,635,509)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       58,742,898            91,324,821
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      518,634,452           450,933,598
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       46,799,615            45,367,572
Cost of Shares Repurchased.....................     (397,119,147)         (558,005,453)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      168,314,920           (61,704,283)
                                                  --------------        --------------
TOTAL INCREASE IN NET ASSETS...................      227,057,818            29,620,538
NET ASSETS:
Beginning of the Period........................    1,492,358,371         1,462,737,833
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(15,954,811) and $5,617,558,
  respectively)................................   $1,719,416,189        $1,492,358,371
                                                  ==============        ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    NINE
                                                                                   MONTHS       YEAR
                                             YEAR ENDED SEPTEMBER 30,               ENDED      ENDED
CLASS A SHARES                     --------------------------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)(B)     2001       2000       1999       1998        1997
                                   -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...........................  $  10.41     $   9.77   $   9.72   $  10.64   $  10.26    $  10.05
                                    --------     --------   --------   --------   --------    --------
 Net Investment Income............       .38          .54        .56        .61        .48         .66
 Net Realized and Unrealized Gain/
   Loss...........................       .50          .61        .05       (.90)       .39         .21
                                    --------     --------   --------   --------   --------    --------
Total from InvestmentOperations...       .88         1.15        .61       (.29)       .87         .87
Less Distributions from Net
 Investment Income................       .50          .51        .56        .63        .49         .66
                                    --------     --------   --------   --------   --------    --------
NET ASSET VALUE, END OF THE
 PERIOD...........................  $  10.79     $  10.41   $   9.77   $   9.72   $  10.64    $  10.26
                                    ========     ========   ========   ========   ========    ========

Total Return (c)..................     8.76%       12.07%      6.53%     -2.71%      8.62%*      9.16%
Net Assets at End of the Period
 (In millions)....................  $1,467.9     $1,361.8   $1,389.6   $1,688.8   $1,933.8    $1,930.4
Ratio of Expenses to Average
 Net Assets.......................      .99%        1.02%      1.00%      1.02%      1.02%       1.03%
Ratio of Net Investment Income to
 Average Net Assets...............     3.69%        5.41%      5.91%      6.01%      6.30%       6.62%
Portfolio Turnover................       97%          65%       100%        94%       180%*       114%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.93% to 3.69%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Based on average month-end shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        NINE
                                                                                       MONTHS       YEAR
                                                 YEAR ENDED SEPTEMBER 30,               ENDED      ENDED
CLASS B SHARES                         --------------------------------------------   SEPT. 30,   DEC. 31,
                                       2002 (A)(B)   2001 (B)   2000 (B)   1999 (B)   1998 (B)    1997 (B)
                                       -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................   $10.40       $ 9.76     $9.71      $10.63     $10.26      $10.05
                                         ------       ------     -----      ------     ------      ------
 Net Investment Income................      .30          .47       .49         .53        .42         .59
 Net Realized and Unrealized
   Gain/Loss..........................      .49          .61       .05        (.89)       .38         .21
                                         ------       ------     -----      ------     ------      ------
Total from Investment Operations......      .79         1.08       .54        (.36)       .80         .80
Less Distributions from Net Investment
 Income...............................      .43          .44       .49         .56        .43         .59
                                         ------       ------     -----      ------     ------      ------
NET ASSET VALUE, END OF THE PERIOD....   $10.76       $10.40     $9.76      $ 9.71     $10.63      $10.26
                                         ======       ======     =====      ======     ======      ======

Total Return (c)......................    7.81%       11.35%     5.76%      -3.49%      8.05%*      8.27%
Net Assets at End of the Period (In
 millions)............................   $203.0       $104.9     $59.5      $ 93.9     $153.2      $199.2
Ratio of Expenses to Average Net
 Assets...............................    1.75%        1.77%     1.75%       1.78%      1.78%       1.78%
Ratio of Net Investment Income to
 Average Net Assets...................    2.93%        4.66%     5.16%       5.24%      5.55%       5.87%
Portfolio Turnover....................      97%          65%      100%         94%       180%*       114%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Based on average month-end shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        NINE
                                                                                       MONTHS       YEAR
                                                 YEAR ENDED SEPTEMBER 30,               ENDED       ENDED
CLASS C SHARES                         --------------------------------------------   SEPT. 30,   DEC. 31,
                                       2002 (A)(B)   2001 (B)   2000 (B)   1999 (B)   1998 (B)    1997 (B)
                                       --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................   $10.37       $ 9.74     $9.69      $10.61     $10.24      $10.03
                                         ------       ------     -----      ------     ------      ------
 Net Investment Income................      .29          .47       .49         .53        .42         .59
 Net Realized and Unrealized
   Gain/Loss..........................      .50          .60       .05        (.89)       .38         .21
                                         ------       ------     -----      ------     ------      ------
Total from Investment Operations......      .79         1.07       .54        (.36)       .80         .80
Less Distributions from Net Investment
 Income...............................      .43          .44       .49         .56        .43         .59
                                         ------       ------     -----      ------     ------      ------
NET ASSET VALUE, END OF THE PERIOD....   $10.73       $10.37     $9.74      $ 9.69     $10.61      $10.24
                                         ======       ======     =====      ======     ======      ======

Total Return (c)......................    7.84%       11.27%     5.78%      -3.50%      8.07%*      8.28%
Net Assets at End of the Period (In
 millions)............................   $ 48.5       $ 25.6     $13.6      $ 18.7     $ 19.3      $ 16.4
Ratio of Expenses to Average Net
 Assets...............................    1.75%        1.76%     1.75%       1.78%      1.78%       1.79%
Ratio of Net Investment Income to
 Average Net Assets...................    2.93%        4.67%     5.16%       5.25%      5.51%       5.87%
Portfolio Turnover....................      97%          65%      100%         94%       180%*       114%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Based on average month-end shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to October 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $4,262,084 reduction in cost of securities and a corresponding $4,262,084 increase in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to decrease net investment income by $19,479,942; increase net unrealized appreciation by $9,754,129 and increase net realized gain by $9,725,813. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease realized gain/loss by $1,023,529.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $179,949,885 which will expire between September 30, 2003 and September 30, 2009. Of this amount, $4,989,850 will expire on September 30, 2003.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,610,002,827
                                                                ==============
Gross tax unrealized appreciation...........................    $   94,142,414
Gross tax unrealized depreciation...........................        (4,795,374)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   89,347,040
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2002 and 2001 was as follows:

                                                              2002           2001
Distributions paid from:
  Ordinary income........................................  $71,170,452    $74,018,742

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $245,986 were reclassified to accumulated undistributed net investment income from accumulated net realized loss. Additionally, a permanent difference relating to a portion of the capital loss carryforward expiring in the current year totaling $310,154,948 has been reclassified from accumulated net realized loss to capital.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $10,076,143

    The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions, straddle positions, gains or losses on paydowns of mortgage pool obligations, the capital loss carryforward expiring in the current year, and gains or losses recognized for tax purposes on open futures and forward transactions on September 30, 2002.

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $35,207 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................      .540%
Next $1 billion.............................................      .515%
Next $1 billion.............................................      .490%
Next $1 billion.............................................      .440%
Next $1 billion.............................................      .390%
Next $1 billion.............................................      .340%
Next $1 billion.............................................      .290%
Over $7 billion.............................................      .240%

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $53,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

For the year ended September 30, 2002, the Fund recognized expenses of approximately $94,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $1,807,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $259,478 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

3. CAPITAL TRANSACTIONS

    At September 30, 2002, capital aggregated $1,624,051,521, $143,814,349 and
$34,106,156 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,999,458    $ 297,885,172
  Class B...............................................   13,396,234      184,529,193
  Class C...............................................    3,400,464       36,220,087
                                                          -----------    -------------
Total Sales.............................................   49,796,156    $ 518,634,452
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,028,674    $  41,879,576
  Class B...............................................      393,681        4,093,249
  Class C...............................................       79,727          826,790
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,502,082    $  46,799,615
                                                          ===========    =============
Repurchases:
  Class A...............................................  (31,780,529)   $(330,355,060)
  Class B...............................................   (5,006,145)     (51,913,796)
  Class C...............................................   (1,431,765)     (14,850,291)
                                                          -----------    -------------
Total Repurchases.......................................  (38,218,439)   $(397,119,147)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $1,865,625,824, $41,818,110 and
$20,201,220 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,587,470    $ 330,395,518
  Class B...............................................    8,942,042       90,932,923
  Class C...............................................    2,930,802       29,605,157
                                                          -----------    -------------
Total Sales.............................................   44,460,314    $ 450,933,598
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,159,799    $  42,099,704
  Class B...............................................      260,046        2,632,391
  Class C...............................................       62,880          635,477
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,482,725    $  45,367,572
                                                          ===========    =============
Repurchases:
  Class A...............................................  (48,111,210)   $(486,125,771)
  Class B...............................................   (5,207,554)     (52,520,003)
  Class C...............................................   (1,920,985)     (19,359,679)
                                                          -----------    -------------
Total Repurchases.......................................  (55,239,749)   $(558,005,453)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 531,023 and 868,715 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                  CONTINGENT
                                                                   DEFERRED
                                                                 SALES CHARGE
                                                               AS A PERCENTAGE
                                                               OF DOLLAR AMOUNT
                                                              SUBJECT TO CHARGE
                                                              ------------------
YEAR OF REDEMPTION                                            CLASS B    CLASS C
First.......................................................   4.00%      1.00%
Second......................................................   4.00%       None
Third.......................................................   3.00%       None
Fourth......................................................   2.50%       None
Fifth.......................................................   1.50%       None
Sixth and Thereafter........................................    None       None

    For the year ended September 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $155,900 and CDSC on redeemed shares of approximately $369,100. Sales charges do not represent expenses of the Fund.

    On September 13, 2002, the Fund acquired all of the assets and liabilities of the Van Kampen U.S. Government Trust for Income ("USGTI") through a tax free reorganization approved by USGTI shareholders on August 28, 2002. The Fund issued 6,140,060, 2,359,815 and 962,599 shares of Classes A, B and C valued at $66,005,643, $25,320,812 and $10,299,811, respectively, in exchange for USGTI's net assets. The shares of USGTI were converted into Fund shares at a ratio 1.292 to 1, 1.290 to 1 and 1.287 to 1 for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $16,000,040, deferred losses from straddle positions of $258,015 and net gains recognized for tax purposes as of September 13, 2002 on open future transactions of $163,418 which are included in accumulated net realized gain/loss. Also included in these net assets was deferred compensation of $72,263 which is included in accumulated undistributed net investment income. Net unrealized appreciation of USGTI as of September 13, 2002 was $4,286,236. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended September 30, 2002. Combined net assets on the day of reorganization were $1,691,201,968.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

short-term investments and forward commitment transactions, were $1,297,212,837 and $1,274,308,478, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    Transactions in futures contracts for the year ended September 30, 2002 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2001...........................         421
Futures Opened..............................................      16,332
Futures Closed..............................................     (14,344)
                                                                 -------
Outstanding at September 30, 2002...........................       2,409
                                                                 =======

    The futures contracts outstanding as of September 30, 2002, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Bonds Futures December 2002
  (Current Notional Value of $114,250 per contract).........       25       $    40,525
  U.S. Treasury Notes 2-Year Futures December 2002
  (Current Notional Value of $214,906 per contract).........      425         1,104,221
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures December 2002
  (Current Notional Value of $115,906 per contract).........    1,025        (1,630,273)
  U.S. Treasury Notes 5-Year Futures December 2002
  (Current Notional Value of $114,281 per contract).........      934        (3,238,514)
                                                                -----       -----------
                                                                2,409       $(3,724,041)
                                                                =====       ===========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of September 30, 2002:

PAR                                                                          UNREALIZED
AMOUNT                                                        CURRENT       APPRECIATION/
(000)      DESCRIPTION                                         VALUE        DEPRECIATION
LONG CONTRACTS:
$ 21,500   FNMA October Forward, 6.00% coupon...........    $ 22,319,795      $ 87,451
  17,750   FNMA October Forward, 6.50% coupon...........      18,387,935       133,169
  58,750   FNMA October Forward, 7.00% coupon...........      62,091,700        18,653
  30,650   FNMA October Forward, 7.50% coupon...........      32,345,252        47,814
 165,750   FNMA November Forward, 6.50% coupon..........     171,448,485        52,626
SHORT CONTRACTS:
  32,000   FNMA October Forward, 7.50% coupon...........      33,769,920       (79,920)
                                                                              --------
                                                                              $259,793
                                                                              ========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may occur as a result of the potential inability of counterparties to meet the terms of their contracts. As of September 30, 2002, the Fund has net realized gains on closed but unsettled forward contracts of $1,178,379 which are scheduled to settle on October 15, 2002.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002 are payments retained by Van Kampen of approximately $1,123,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $152,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Government Securities
Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen Government Securities Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Government Securities Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 1995  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 1999  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
29, 129, 229                                                   Member NASD/SIPC.
GOVT ANR 11/02                                                  8264K02-AP-11/02